UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Legacy IMBDS, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBIQ	N/A
8.50% Senior Notes due 2026	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on June 28, 2023, Legacy IMBDS, Inc. (f/k/a iMedia Brands, Inc.) (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code. The Chapter 11 Cases are being administered under the caption In re: Legacy IMBDS, Inc., et. al. (Case No. 23-10852).

On October 10, 2023, the Debtors filed a proposed Combined Joint Chapter 11 Plan of Liquidation and Disclosure Statement of Legacy IMBDS, Inc., and Its Debtor Affiliates (the disclosure statement portion thereof, the “Proposed Disclosure Statement” and the chapter 11 plan portion thereof, the “Proposed Plan,” including all exhibits thereto and as amended, supplemented or otherwise modified from time to time, and collectively the “Proposed Combined Plan and Disclosure Statement”) with the Bankruptcy Court. The Proposed Combined Plan and Disclosure Statement describes, among other things, the Proposed Plan; the restructuring contemplated by the Proposed Plan (the “Restructuring”); the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors and certain other aspects of the Restructuring. The Proposed Combined Plan and Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Stretto, Inc., at https://cases.stretto.com/imediabrands, by calling (855)794-3801 (toll-free) or +1 (949) 340-0398 (international), or by sending an email to iMediaInquiries@stretto.com.

The following is a summary of the material terms of the Proposed Plan. This summary describes only certain substantive provisions of the Proposed Plan and is not intended to be a complete description of the Proposed Plan. Furthermore, this summary is qualified in its entirety by reference to the full text of the Proposed Plan. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Proposed Plan.

Pursuant to the Proposed Plan, there will be a restructuring that provides for, among other things, the treatment for classes of claims and interests as follows:

•	Secured Tax Claims. Each Holder of an Allowed Secured Tax Claim shall (i) be paid by the Debtors or the Liquidating Trustee from the Secured Claims Reserve, in accordance with the terms of the Proposed Plan, the amount of such Holder’s Allowed Secured Tax Claim on the later of (A) the Effective Date (or as soon as reasonably practicable thereafter) and (B) fifteen (15) Business Days following the date such Claim is Allowed by Final Order or (ii) receive such other treatment rendering such Holder’s Allowed Secured Tax Claim Unimpaired.

•	Other Secured Claims. Each Holder of an Allowed Other Secured Claim shall (i) be paid by the Debtors or the Liquidating Trustee from the Secured Claims Reserve, in accordance with the terms of the Proposed Plan, the amount of such Holder’s Allowed Other Secured Claim on the later of (A) the Effective Date (or as soon as reasonably practicable thereafter) and (B) fifteen (15) Business Days following the date such Claim is Allowed by Final Order, (ii) receive the collateral securing such Holder’s Allowed Other Secured Claim as of the Petition Date or the value of such collateral, or (iii) receive such other treatment rendering such Holder’s Allowed Other Secured Claim Unimpaired.

•	Other Priority Claims. Each Holder of an Allowed Other Priority Claim shall (i) be paid by the Debtors or the Liquidating Trustee from the Priority Claims Reserve, in accordance with the terms of the Proposed Plan, the amount of such Holder’s Allowed Other Priority Claim on the later of (A) the Effective Date (or as soon as reasonably practicable thereafter) and (B) fifteen (15) Business Days following the date such Claim is Allowed by Final Order or (ii) receive such other treatment rendering such Holder’s Allowed Other Priority Claim Unimpaired.

•	Unsecured Claims. Each Holder of an Allowed Unsecured Claim shall receive a beneficial interest in the Liquidating Trust entitling such Holder to such Holder’s Pro Rata share (calculated based on the total aggregate amount of Allowed Claims in Class 4) of the Unsecured Claims Distribution Proceeds, if any.

•	Intercompany Claims. On the Effective Date, each Holder of an Allowed Intercompany Claim shall, at the option of the Liquidating Trustee, have its Claim either: (i) Reinstated; or (ii) canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect, and Holders of Intercompany Claims will not receive any distribution on account of such Intercompany Claims.

•	Section 510(b) Claims. Allowed Section 510(b) Claims, if any, shall be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect, and Holders of Allowed Section 510(b) Claims will not receive any distribution on account of such Allowed Section 510(b) Claims.

•	Intercompany Interests. Intercompany Interests shall be, at the option of the Liquidating Trustee, either: (i) Reinstated in accordance with Article V.F of the Proposed Plan; or (ii) canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect, and Holders of Intercompany Interests will not receive any distribution on account of such Intercompany Interests.

•	Interests in the Company. Interests in Legacy IMBDS will be canceled, released, and extinguished as of the Effective Date, and will be of no further force or effect, and Holders of Interests in Legacy IMBDS will not receive any distribution on account of such Interests in Legacy IMBDS.

Pursuant to the Proposed Plan, on the Effective Date, except as otherwise specifically provided for in the Proposed Plan, (1) the obligations of the Debtors under any certificate, Security, share, note, bond, indenture, purchase right, option, warrant, or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors giving rise to any Claim or Interest (except such certificates, notes, or other instruments or documents evidencing indebtedness or obligation of or ownership interest in the Debtors that are Reinstated pursuant to the Proposed Plan, if any) shall be cancelled solely as to the Debtors, and the Post-Effective Date Debtors shall not have any continuing obligations thereunder; and (2) the obligations of the Debtors pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificate or articles of incorporation or similar documents governing the shares, certificates, notes, bonds, indentures, purchase rights, options, warrants, or other instruments or documents evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors (except such agreements, certificates, notes, or other instruments evidencing indebtedness or obligation of or ownership interest in the Debtors that are specifically Reinstated pursuant to the Proposed Plan) shall be released.

Although the Debtors intend to pursue the Restructuring in accordance with the terms set forth in the Proposed Plan, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Proposed Plan. Accordingly, neither the Debtors’ filing of the Proposed Combined Plan and Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Proposed Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Proposed Combined Plan and Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Proposed Combined Plan and Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://cases.stretto.com/imediabrands. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

A copy of the Proposed Combined Plan and Disclosure Statement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description of the Proposed Combined Plan and Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Proposed Combined Plan and Disclosure Statement.

Forward-Looking Statements

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding anticipated timing of filings with the Securities and Exchange Commission are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will, or the negative of these terms and similar expressions to identify forward-looking statements, although not all forward looking-statements contain these words. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to), risks and uncertainties relating to the Chapter 11 Cases filed by the Company and certain of its subsidiaries in the Bankruptcy Court, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases and risks associated with any third-party motions in the Chapter 11 Cases. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Combined Joint Chapter 11 Plan of Liquidation and Disclosure Statement of Legacy IMBDS, Inc., and Its Debtor Affiliates.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	Legacy IMBDS, Inc.

	By:	/s/ James Alt
James Alt
Chief Transformation Officer